Exhibit 99.03

INVESTMENT AGREEMENT
BY AND BETWEEN
INTEGRATED CAPITAL PARTNERS, INC.
AND
PAZOO, INC.

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT made as of, and effective, on this 1st day of June, 2012 by and between PAZOO, Inc., a Nevada corporation (the “Company”) and Integrated Capital Partners, Inc., a Nevada corporation, (the “Investor” or “ICPI”, and together with the Company each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, PAZOO is a corporation organized and existing under the laws of the State of Nevada which sells and distributes health and fitness related products; and

WHEREAS, the Investor desires to invest a minimum sum of $500,000, and up to a maximum sum of $1,000,000, as set forth herein, (the “Investment”) into PAZOO;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	The Investment.

The Investors shall tender, by bank check, cashiers check or wire transfer, the Investment, in one or more installments, to PAZOO for the acquisition of Series A Convertible Preferred Stock of PAZOO on the terms and conditions as set forth in the Certificate of Designations of Series A Convertible Preferred Stock (the “Certificate”), as may be amended from time to time, which Certificate has been filed with the Secretary of State of the State of Nevada.

The use of the Investment shall be restricted so as to be utilized only for the betterment of PAZOO and for the furtherance of the business and the financial improvement of PAZOO and shall be made as follows: (i) $250,000 within ten (10) days of the date of this Agreement, but in no event later than June 10, 2012; (ii) $250,000 on or before August 31, 2012; and (iii) at the sole option and discretion of ICPI, Investor may on or before August 31, 2012, purchase up to $1,000,000, of additional Series A Convertible Preferred Stock.  PAZOO warrants and represents that upon each Investment made by ICPI, PAZOO will cause to have issued the appropriate number of shares of the Series A Convertible Preferred Stock of PAZOO in accordance with the Certificate.

2.	Series A Convertible Preferred Stock Warrant.

As further consideration for the Investor making the Investment as set forth herein, simultaneous with the ICPI tendering any potion of the Investment, and PAZOO issuing the appropriate number of shares of Series A Convertible Preferred Stock, PAZOO will issue to ICPI a Series A Convertible Preferred Stock Warrant, in substantially the same form as set forth in the Series A Convertible Preferred Stock Warrant (the “Warrant”) attached hereto as Exhibit A, wherein ICPI shall have the right to acquire one share of Series A Convertible Preferred Stock for each share of Series A Convertible Preferred Stock acquired hereunder in accordance with the terms of the Certificate and Warrant.

3.	Representations of Investor.

The Investor represents as follows:

(a) That the Investor has had the opportunity to review all relevant material of PAZOO to the satisfaction of the Investor and that the Investor is not relying upon the verbal representation made by any officer, employee or agent of PAZOO; and

(b) That the Investor is an accredited investor as defined by SEC Rule 501 and have sufficient net worth and/or income to be able to bear the economic risk of such an investment; and

(c) That the Investor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of such an investment or have access to advisors, consultants or other counsel who have such knowledge; and

(d) That the Investor has determined that the Investment is a suitable investment for them and meets its investment objectives and financial needs, and that the Investor has adequate means for providing for current financial needs and contingencies and has no need for liquidity if the Investment is rendered worthless; and

(e) That the Investor recognizes PAZOO is a start up company and that the Investment is highly speculative and involves a high degree of risk, including the possible insolvency of PAZOO.

(f) That the Investor will execute a Subscription Agreement, in substantially the same form as set forth on Exhibit B, for each portion of the Investment and that PAZOO may rely upon any representations made in any Subscription Agreement.

4.	No Right to Demand Return of Investment / Retirement of Investment.

The Investor acknowledges that it has no right to demand a return of the Investment and the entire Investment is subject to risk of loss.

5.	Insolvency.

The Investor acknowledges that in the event of the insolvency of PAZOO, including without limitation of any bankruptcy filing or assignment for the benefit of creditors, the Investment is in the form of equity and shall be subordinate to the claims of all creditors of PAZOO.

6.	Partial Invalidity.

The invalidity of any portion of this Agreement shall not be deemed to render the remainder of this Agreement invalid.

7.	Entire Agreement.

This Agreement, and the Exhibits attached hereto, contain the entire agreement among the Parties with respect to subject matter hereof, and this Agreement can be amended only by an instrument in writing signed by the Parties hereto.

8.	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

9.	Dispute Resolution.

The Parties agree that should any dispute arise under this Agreement that the Parties will submit such dispute to binding arbitration to be administered by the New Jersey office of the American Arbitration Association and in accordance with the American Arbitration Association’s General Commercial Rules.

10.	Signatures.

The Parties agree that this Agreement shall be signed in duplicate and may be signed in counterparts and that such counterparts, when taken together shall constitute one and the same agreement.  The Parties further agree that facsimile signatures and signatures delivered by electronic means shall have the same force and effect as originals thereof.

11.	Additional Documents.

Simultaneous with the execution of this Agreement, PAZOO will provide the Investor with a corporate resolution authorizing the execution and performance of Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands the day first written above.

INTEGRATED CAPITAL PARTNERS, INC.

/s/ James M. Farinella
James M. Farinella / President

PAZOO, INC.

/s/ David M. Cunic
David M. Cunic / C.E.O.

EXHIBIT A

 SERIES A CONVERTIBLE PREFERRED STOCK WARRANT
PAZOO, INC.

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Right to Purchase up to ________

Shares of Series A Convertible preferred Stock

        PAZOO, Inc., a Nevada corporation (the "Company") hereby certified that, for value received, Integrated Capital Partners, Inc. ("ICPI"), a Nevada corporation, is entitled, on the terms set forth below, to purchase from the Company at any time during the period commencing on the date hereof (the "Exercisability Date") and, subject to the provisions of Section 1 below, ending at 5:00 p.m., Eastern Standard time, on three (3) anniversary of the Exercisability Date, ________ (__________) fully paid and non-assessable shares of the Series A Convertible Preferred Stock, par value $0.001 per share (the "Warrant Shares"), of the Company, at a price of $0.75 per share, subject to adjustments as provided below (the "Purchase Price"). As used herein, the term "Stock" shall mean the Company's presently authorized common stock or any stock into or for which such common stock may hereafter be converted or exchanged prior to or concurrent with the exercise of this Warrant.

1.
Expiration. This Warrant shall expire upon the first to occur of the following: (i) 5:00 p.m., Eastern Standard time, on the three (3) anniversary of the Exercisability Date; and (ii) the sale of all or substantially all of the assets of the Company or an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization or series of related transactions in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the surviving corporation, the surviving entity or the entity that controls such surviving entity (such sale of assets or acquisition, a "Merger or Consolidation").

2.	Exercise of Warrant.

(a) Exercisability of the Warrant. This Warrant will become exercisable on the Exercisability Date.
(b) Full Exercise. This Warrant may be exercised by the Holder at any time during the period commencing on the Exercisability Date and ending upon its expiration for the full number of Warrant Shares by surrendering this Warrant and the Notice of Exercise attached hereto as Exhibit A properly endorsed to the Company's principal office, accompanied by payment in cash, by check or by wire transfer in an amount equal to the product of the Purchase Price and the number of Warrant Shares indicated on the face of this Warrant.
(c) Partial Exercise. This Warrant may be exercised by the Holder at any time during the period commencing on the Exercisability Date and ending upon its expiration for any portion  of Warrant Shares, but in blocks of at least 100,000 Warrant Shares, by surrendering this Warrant and the Notice of Exercise attached hereto as Exhibit A, indicating the number of Warrant Shares being exercised, properly endorsed to the Company's principal office, accompanied by payment in cash, by check or by wire transfer in an amount equal to the product of the Purchase Price and the number of Warrant Shares indicated on the Notice of Exercise.  In the event of a partial exercise as set forth herein, the Company shall issue a new Warrant for the remaining Warrant Shares not yet exercised.
(d) Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Stock in any name other than that of the original holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or warrant until such tax is paid.

3.	Representations and Covenants of the Holder. This Warrant has been issued by the Company in reliance upon the following representations and covenants of the Holder:

(a) Investment Purpose. The Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
(b) Private Issue. The Holder understands (i) that the Stock issuable upon exercise of this Warrant is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 3.
(c) Disposition of Holder's Rights. The Stock issuable upon exercise of this Warrant is non-transferable, except in accordance with the terms of this provision. Notwithstanding the foregoing, the restrictions imposed upon the transferability of shares of the Stock shall terminate as to any particular share of Stock when (1) the transfer of such security shall have been effectively registered under the Act and transferred by the Holder thereof in accordance with such registration, or (2) such security shall have been sold without registration in compliance with Rule 144 under the Act or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the Stock issuable upon exercise of this Warrant may be sold pursuant to Rule 144(k), the restrictions imposed herein shall terminate, the Holder or holder of a share of Stock issued upon exercise of this Warrant as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Stock not bearing any restrictive legend.
(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.
(e) Risk of No Registration. The Holder understands that if a registration statement covering the transfer of the Stock under the Act is not in effect when it desires to sell the Stock issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of Stock issuable upon exercise of this Warrant which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule.

4.
Delivery of Stock Certificates on Exercise. Promptly after the exercise of this Warrant and the payment of the Purchase Price pursuant to Section 2(b) or after the net exercise of this Warrant pursuant to Section 2(c), the Company will issue to the Holder or upon the order of the Holder hereof, a certificate or certificates for the number of whole shares of Stock to which the Holder is entitled; provided, however, that (i) the Holder shall have furnished to the Company at the time of such exercise a signed Investment Representation Statement and (ii) the Company will place on each certificate the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT.”

Furthermore, the Company will place on each certificate any legend required by any applicable state blue sky law.

5.
Adjustment for Dividends in Other Stock or Property; Reclassifications. The Purchase Price and the number and type of Warrant Shares and/or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, any corporate reorganization other than as provided in Section 1 hereof or other similar event affecting the number or character of outstanding Warrant Shares, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of Warrant Shares subject hereto at the time of such event, had such Warrant Shares then been outstanding.

6.
Certificate as to Adjustments. In each case of an adjustment in the Purchase Price or in the shares of Stock or other stock, securities or property receivable on the exercise of the Warrant, the Company, at its expense, will compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which the adjustment is based. The Company will mail a copy of each such certificate to the Holder of the Warrant outstanding at that time.

7.
Notices of Record Date. In case (i) the Company takes a record of the holders of its Stock (or other stock or securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for any purchase any shares of stock of any class or any other securities; or (ii) of any capital reorganization of the Company, any reclassification of the common stock of the Company, any consolidation or merger of the Company with or into another corporation, including, without limitation, any Merger or Consolidation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (iii) of any voluntary dissolution, liquidation or winding-up on the Company; then, in each such case. The Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed as of which the holders of record of Stock (or such other stock or securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board of Directors of the Company. Such notice shall be mailed at least ten (10) days prior to the date specified therein; provided, however, that in the event of a Merger or Consolidation the Company shall use its best efforts to provide such notice in accordance with Section 11 below at least twenty-one (21) days prior to the closing date of such Merger or Consolidation and, in any event, shall provide such notice in accordance with Section 11 below at least fifteen (15) days prior to such closing date.

8.
Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Stock and other stock, or such other stock, securities and property as from time to time are receivable upon the exercise of the Warrant.

9.
Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement warrant in substantially identical form to this Warrant.

10.
Notices. Any notices, demand, offer, request or other communication required or permitted to be given by either the Company or a Holder (collectively, a "Notice") pursuant to the terms of this Agreement, if delivered to the Holder, shall be sent to the following address:

Integrated Capital Partners, Inc.
784 Morris Turnpike, Suite 334
Short Hills, New Jersey 07078

Attn: James Farinella

or at such other addresses provided to the Company or such other address as a party may request by notifying the other in writing. Any notice shall be delivered in writing. Any such Notice shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service and (v) three (3) days after being deposited in the U.S. mail, First Class with postage prepaid.

11.
Change; Waiver. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12.
No Fractional Shares or Script. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make cash payment therefore upon the basis of the Purchase Price then in effect.

13.	No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

14.	Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

15.	Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

16.	Governing Law. This Warrant is delivered in the State of New Jersey and shall be construed in accordance with and governed by the laws of such state.

17.
Confidentiality; No Public Disclosure. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the Securities and Exchange Commission, the OTCBB or any other applicable stock exchanges.

Dated:	PAZOO, INC.

/s/ David M. Cunic
Signature of Authorized Signatory

David M. Cunic / C.E.O.
Print Name and Title

Agreed and Accepted:	INTEGRATED CAPITAL PARTNERS, INC.

/s/ James Farinella
Signature of Authorized Signatory

James Farinella / President
Print Name and Title

EXHIBIT A

NOTICE OF EXERCISE

TO: PAZOO, INC.

1.      The undersigned hereby elects to purchase __________ shares (minimum blocks of 100,000 shares) of the Series A Convertible Preferred Stock of PAZOO, Inc. pursuant to the terms of the attached Warrant.

2.      Exercise (Please initial the blank):

__________
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3.      Please issue a certificate, or certificates representing said shares of stock, in the name of the undersigned or in such other name as are specified below

(Name)

(Address)

4.      The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto.

Name of Warrant Holder

Signature of Authorized Signatory

Print Name and Title

EXHIBIT B

STOCK SUBSCRIPTION AGREEMENT

This Stock Subscription Agreement (the “Agreement”) is entered into this _____ day of ______  _____ by and between Integrated Capital Partners, Inc. (the “Subscriber”), a Nevada corporation, having an address at 784 Morris Avenue, Suite 334, Short Hills, New Jersey  07078,  who hereby offers to subscribe for ________ shares of Series A Convertible Preferred Stock (the Shares) of PAZOO Inc., a Nevada corporation, having an address at 15A Saddle Road, Cedar Knolls, New Jersey 07927 (the Company) at the price of $0.50 per Share.

By execution of this Subscription Agreement, the undersigned hereby acknowledges that the undersigned understands that the Company is relying upon the accuracy and completeness hereof in complying with its obligations under applicable federal and state securities laws.  The undersigned further acknowledges and certifies that the undersigned has reviewed all of the operative documents of the Company, including the Certificate of Designations for the Series A Convertible Preferred Stock, and that the undersigned is familiar with the terms and provisions thereof.

1. Representations, Warranties and Agreements.

The undersigned hereby represents and warrants to, and agrees with, the Company, as follows:

a. That the undersigned is aware of the following:

1.           The Shares are speculative investments which involve a substantial degree of risk of loss by the undersigned of the undersigned’s entire investment in the Company and that the undersigned takes full cognizance of the risk factors related to the purchase of the Shares;

2.           There are significant restrictions on the transferability of the Shares; the Shares will not be, and the investors will have no rights to require the Shares be, registered under the Securities Act of 1933 (the Act) or any state securities laws, and accordingly, it may not be possible for the undersigned to liquidate the undersigned’s investment in the Company;

3. No federal or state agency has made any findings as to the fairness of the terms of this offering;

4.           Any projections or predictions that may have been made available to the investor are based on estimates, assumptions, and forecasts which may prove to be incorrect, and no assurance is given that actual results will correspond with the results contemplated;

5. That the undersigned is financially responsible, is an Accredited Investor as defined in Rule 501(a) of Regulation D of the Act, or is otherwise a sophisticated and knowledgeable investor;

6.           The documents, records and books pertaining to the investment in the Company, have been made available to the undersigned and/or the undersigned’s personal investment, tax and legal advisors, if such advisors were utilized by the undersigned;

7.           The undersigned is capable of bearing the high degree of economic risks and burdens associated with the undersigned’s investment in the Company, including, without limitation, the complete loss of the undersigned’s investment in the Company;

1.

8.           That the offer to sell the Shares was communicated to the undersigned in such a fashion that the undersigned was able to ask questions and receive answers from the Company concerning the terms and conditions of this offer;

9.           The offer to sell the Shares was directly communicated to the Subscriber by the Company.  At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer; and

10.          That the Shares for which the undersigned hereby subscribes are being acquired solely for the undersigned’s account, for investment, and are not being purchased with the view of resale, distribution or subdivision thereof.

2. Conversion Rights.

a.
The Subscriber understands that the Company has no plans to register the Shares with the Securities and Exchange Commission or any State commission.  The Subscriber understands that he does have a right to convert the Shares into the common stock of the Company at the rates and conditions set forth in the Certificate of Designations for the Shares.  The Company does not intend to file a Registration Statement for the registration of the common stock into which the Shares may be converted.  Accordingly, the Subscriber understands that the Subscriber may be forced to rely upon any exemption from Registration which may exist, including under Rule 144.

3. Restrictive Legends.

a.	Shares Legend. The Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PAZOO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

4. Indemnification.

a.
The undersigned shall indemnify, defend and hold harmless the Company, and any of its officers, director and/or agents who was, or is, a party, or who is threatened to be made a party to any threatened, contemplated or pending action or suit, whether civil, criminal, administrative or investigative, against any losses, liabilities or expenses (including reasonable attorney’s fees) incurred by such person by reason or arising out of any misrepresentation or misstatement of fact or omission contained in this Subscription Agreement

5. Certain Security Law Matters.

a.
The Shares will not be sold, assigned, transferred or pledged except upon satisfaction of the conditions set forth in this Subscription Agreement which are intended to ensure compliance with the provisions of the Act.  The undersigned will, unless a valid exemption otherwise exists, cause any proposed purchaser, assignee or transferee of the Shares held by the undersigned to agree to take and hold such securities subject to the provisions and conditions set forth in this Subscription Agreement.

6. Miscellaneous.

a.	All notices or other communications shall be in writing to the other party and sent by certified mail, return receipt requested, or overnight delivery by recognized carrier.

b.	This Subscription Agreement will be governed and construed in accordance with the laws of the State of New Jersey without regard for conflicts of laws principles.

c.
This Subscription Agreement constitutes the entire agreement among the parties with regard to the subject matter hereof and supersedes any prior or contemporaneous understanding, representations, warranties or agreements (whether oral or written) and may be amended only by a writing executed by all parties.

[Signatures on next page]

IN WITNESS WHEREOF the parties have subscribed their names below this _____ day of ______    ______.

PAZOO, INC.

/s/ David Cunic
David Cunic / C.E.O.

The SUBSCRIBER
INTEGRATED CAPITAL PARTNERS, INC.

By: /s/ James M. Farinella
James M. Farinella / President